To subscribe for Shares of Common Stock

in the private offering of

AFH ACQUISITION VII, INC.

1.	Date and Fill in the number of Shares being subscribed for and complete and sign the Signature Page to the Subscription Agreement.

2.	Complete, Sign and Return the Accredited Investor Questionnaire attached to this Subscription Agreement.

3.	Fax all executed forms to Amir F. Heshmatpour at (310) 382-2507 or e-mail such executed forms to [●] and then send all signed original documents with a check (if applicable) to:

AFH Acquisition VII, Inc.

c/o AFH Holding & Advisory, LLC

9595 Wilshire Boulevard

Suite 700

Beverly Hills, CA 90212

Attn: Amir F. Heshmatpour

4.	Please make your subscription payable to the order of “AFH Acquisition VII, Inc.”, including your name and social security number on the check.

5.	For wiring funds directly to the Company’s account, use the following instructions:

Wells Fargo Bank

Wilshire Crescent Branch

Beverly Hills, CA 90210

Account Name: AFH Acquisition VII, Inc.

ABA Number: [●]

Account Number: [●]

Ref: Investor name, Social Security Number and Address

6.	Questions regarding completion of the subscription documents should be directed to Company’s President and Secretary, Amir F. Heshmatpour, at telephone number (310) 492-9898.

ALL SUBSCRIPTION DOCUMENTS MUST BE FILLED IN AND SIGNED EXACTLY AS SET FORTH WITHIN.

The Shares may be sold at one or more closings of the Offering (each a “Closing”, and, collectively, the “Closings”), anytime during the Offering Period (defined hereafter). An investor may purchase a minimum of two thousand five hundred (2,500) Shares for a minimum investment amount of $5,000 (the “Investor Minimum Investment”); provided however, the Company, in its sole discretion, may accept an Investor subscription for an amount less than the Investor Minimum Investment. The subscription for the Shares will be made in accordance with and subject to the terms and conditions of this Subscription Agreement and the Memorandum.

All subscription funds will be held in a segregated Company account (the “Account”) until the Closing with respect to such subscription.

The offering period during which the Company will accept subscriptions to purchase the Shares (the “Offering Period”) shall commence on the date of the Memorandum (the “Commencement Date”) and shall continue until the earliest of: (i) the sale of the number of Shares constituting the Maximum Offering; (ii) 60 days from the date of the Memorandum (subject to extension by the Company for two additional 60 day periods without notice to or consent by any investor) and (iii) the termination of the Offering Period by the Company (the earliest of (i), (ii) or (iii) being referred to as the “Termination Date”).

The Company reserves the right (but is not obligated) to purchase and/or have their respective employees, agents, officers, directors and affiliates purchase the Shares and all such purchases may be counted towards the Maximum Offering Amount.

2

SUBSCRIPTION AGREEMENT FOR

 AFH ACQUISITION VII, INC.

AFH Acquisition VII, Inc.

c/o AFH Holding and Advisory, LLC

9595 Wilshire Blvd., Suite 700

Beverly Hills, CA 90212

Ladies and Gentlemen:

1. Subscription. The undersigned (the “Investor”), intending to be legally bound, hereby irrevocably agrees to purchase from AFH Acquisition VII, Inc. (the “Company”) the number of shares of common stock, par value $.001 per share (the “Shares”)of the Company as set forth on the signature page to this Subscription Agreement at a purchase price of $2.00 per Share (the “Purchase Price”). This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement and the Confidential Private Placement Memorandum of the Company, dated September [●], 2012, as amended or supplemented from time to time, including all attachments, schedules and exhibits thereto (the “Memorandum”), relating to the offering by the Company of a maximum of $1,000,000.00 (the “Maximum Offering Amount”) or 500,000 Shares (the “Offering”). The Company may increase the Offering to 600,000 Shares and the Maximum Offering Amount to $1,200,000 to cover over-allotments (the “Over-Allotment Option”). The Shares may be sold at one or more closings of the Offering (each a “Closing”, and, collectively, the “Closings”), anytime during the Offering Period (defined hereafter). An investor may purchase a minimum of two thousand five hundred (2,500) Shares for a minimum investment amount of $5,000 (the “Investor Minimum Investment”); provided however, the Company, in its sole discretion, may accept an Investor subscription for an amount less than the Investor Minimum Investment. The subscription for the Shares will be made in accordance with and subject to the terms and conditions of this Subscription Agreement and the Memorandum.

All subscription funds will be held in a segregated Company account (the “Account”) until the Closing with respect to such subscription.

The offering period during which the Company will accept subscriptions to purchase the Shares (the “Offering Period”) shall commence on the date of this the Memorandum (the “Commencement Date”) and shall continue until the earliest of: (i) the sale of the number of Shares constituting the Maximum Offering; (ii) 60 days from the date of the Memorandum (subject to extension by the Company for two additional 60 day periods without notice to or consent by any investor) and (iii) the termination of the Offering Period by the Company (the earliest of (i), (ii) or (iii) being referred to as the “Termination Date”). In the event that (i) subscriptions for the Offering are rejected in whole (at the sole discretion of the Company) or (ii) the Offering is terminated by the Company, then the Company will refund all subscription funds held in the Company’s account to the persons who submitted such funds, without interest, penalty or deduction. If a subscription is rejected in part (at the sole discretion of the Company) and the Company accepts the portion not so rejected, the funds for the rejected portion of such subscription will be returned without interest, penalty, expense or deduction.

3

The Company reserves the right (but is not obligated) to purchase and/or have their respective employees, agents, officers, directors and affiliates purchase the Shares and all such purchases may be counted towards the Maximum Offering Amount.

The terms of the Offering are more completely described in the Memorandum and such terms are incorporated herein in their entirety. Certain capitalized terms used but not otherwise defined herein shall have the respective meanings provided in the Memorandum.

2. Payment. The Investor encloses herewith a check payable to, or will immediately make a wire transfer payment to “AFH Acquisition VII, Inc.” in the full amount of the Purchase Price of the Shares being subscribed for. Together with the check for, or wire transfer of, the full purchase price, the Purchaser is delivering a completed and executed signature page to this Subscription Agreement along with a completed and executed Accredited Investor Questionnaire, the form of which is annexed hereto as Exhibit A (the Subscription Agreement, the Accredited Investor Questionnaire and any other documents provided in connection with the Offering, collectively the “Transaction Documents”).

3. Deposit of Funds. All payments made as provided in Section 2 hereof shall be deposited by the Company into a segregated Company bank account. In the event the Company does not effect a Closing during the Offering Period, the Company will refund all subscription funds, without deduction and/or interest accrued thereon, and will return the subscription documents to each Investor.

4. Acceptance of Subscription. The Investor understands and agrees that the Company in its sole discretion reserves the right to accept or reject this or any other subscription for Shares, in whole or in part, notwithstanding prior receipt by the Investor of notice of acceptance of this subscription. The Company shall have no obligation hereunder until the Company shall execute and deliver to the Investor an executed copy of this Subscription Agreement. If this subscription is rejected in whole or the Offering is terminated, all funds received from the Investor will be returned without interest, penalty, deduction or offset, and this Subscription Agreement shall thereafter be of no further force or effect. If this subscription is rejected in part (at the sole discretion of the Company), the funds for the rejected portion of this subscription will be returned without interest, penalty, deduction or offset, and this Subscription Agreement will continue in full force and effect to the extent this subscription was accepted.

5. Representations and Warranties. The Investor hereby acknowledges, represents, warrants and agrees as follows:

(a) None of the Shares offered pursuant to the Memorandum are registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Investor understands that the offering and sale of the Shares is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) and Section 4(6) thereof and the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Investor contained in this Subscription Agreement;

4

(b) The Investor and the Investor’s attorney, accountant, representative and/or tax advisor, if any (collectively, the “Advisors”), have received the Memorandum, this Subscription Agreement and all other documents requested by the Investor or its Advisors, if any, and have carefully reviewed them and understand the information contained therein prior to the execution of this Subscription Agreement;

(c) Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved the Shares or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of the Transaction Documents including the Memorandum. The Memorandum has not been reviewed by any federal, state or other regulatory authority;

(d) All documents, records, and books pertaining to the investment in the Shares (including, without limitation, the Memorandum) have been made available for inspection by such Investor and the Advisors, if any;

(e) In evaluating the suitability of an investment in the Company, the Investor has not relied upon any representation or other information (oral or written) other than as stated in the Memorandum or as contained in documents or answers to questions so furnished to the Investor or its Advisors, if any, by the Company in writing;

(f) The Investor is unaware of, is no way relying on, and did not become aware of the Offering through or as a result of, in any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or over the Internet, in connection with the offering and sale of the Shares and is not subscribing for Shares and did not become aware of the Offering through or as a result of any seminar or meeting to which the Investor was invited by, or any solicitation of a subscription by, a person not previously known to the Investor in connection with investments in securities generally;

(g) The Investor has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Subscription Agreement or the transactions contemplated hereby (other than as otherwise described in the Memorandum);

(h) The Investor, either alone or together with its Advisor(s), if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering to evaluate the merits and risks of an investment in the Shares and the Company and to make an informed investment decision with respect thereto;

(i) The Investor is not relying on the Company, or any of its respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Shares, and the Investor has relied on the advice of, or has consulted with, only its own Advisor(s);

5

(j) The Investor is acquiring the Shares solely for such Investor’s own account for investment purposes only and not with a view to or intent of resale or distribution thereof, in whole or in part. The Investor has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Shares, and the Investor has no plans to enter into any such agreement or arrangement. The Investor agrees that he, she or it will not sell or otherwise transfer the Shares unless they are registered under the Securities Act or unless an exemption from such registration is available;

(k) The Investor understands and agrees that the purchase of the Shares represents a high risk investment and the Investor is able to afford an investment in a speculative venture having the risks and objectives of the Company. The Investor must bear the substantial economic risks of the investment in the Shares indefinitely because none of the Shares may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available and may not be sold pursuant to the exemptions provided by Section 4(1) of the Securities Act, in accordance with the letter from Richard K. Wulff, Chief of the Office of Small Business Policy of the Securities and Exchange Commission’s Division of Corporation Finance, to Ken Worm of NASD Regulation, dated January 21, 2000 (the “Wulff Letter”). The Wulff Letter provides that certain private transfers of the shares of common stock also may be prohibited without registration under federal securities laws. All holders of shares of common stock of a “shell company” will be permitted to sell their shares of common stock under Rule 144, subject to certain restrictions, starting one year after (i) the completion of a merger and (ii) the Company’s filing of its “Form 10 information” indicating that the Company is no longer a shell company. Until this period has elapsed, the Company may not permit resales of the Shares and there can be no assurance that the conditions necessary to permit such sales under Rule 144 will ever be satisfied. The Investor understands that the Company is under no obligation to comply with the conditions of Rule 144 or take any other action necessary in order to make available any exemption from registration for the sale of the Shares. Legends shall be placed on the certificates representing the Shares to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company's stock books. It is not anticipated that there will be any market for resale of the Shares, and such securities will not be freely transferable at any time in the foreseeable future;

(l) The Investor has adequate means of providing for such Investor’s current financial needs and foreseeable contingencies and has no need for liquidity of the investment in the Shares for an indefinite period of time;

(m) The Investor is aware that an investment in the Shares involves a number of very significant risks and has carefully read and considered the matters set forth in the Memorandum and, in particular, the matters under the caption “Risk Factors” therein and understands any of such risks may materially adversely affect the Company;

(n) The Investor is an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the SEC under the Securities Act and has truthfully and accurately completed the Accredited Investor Questionnaire in the form of Exhibit A attached hereto, and will submit to the Company such further assurances of such status as may be reasonably requested by the Company;

6

(o) The Investor: (i) if a natural person, represents that the Investor has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Shares, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement, the Transaction Documents and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Shares, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Investor is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Investor is a party or by which it is bound;

(p) The Investor and its Advisor(s), if any, have had the opportunity to obtain any additional information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Memorandum and all documents received or reviewed in connection with the purchase of the Shares and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and information concerning the Company deemed relevant by the Investor or the Advisors, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided to the full satisfaction of the Investor and the Advisors, if any. The Investor is satisfied that the Investor has received adequate information with respect to all matters which it or the Advisors, if any, consider material to its decision to make this investment;

(q) The Investor represents to the Company that any information which the Investor has heretofore furnished or is furnishing herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under federal and state securities laws in connection with the offering of securities as described in the Memorandum. The Investor hereby represents that the address of the Investor furnished at the end of this Subscription Agreement is the undersigned’s principal residence, if the Investor is an individual, or its principal business if it is a corporation or other entity. The Investor further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company’s issuance of the Shares;

7

(r) The Investor has significant prior investment experience, including investments in non-listed and non-registered securities. The Investor is knowledgeable about investment considerations in development-stage companies. The Investor has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Investor’s overall commitment to investments which are not readily marketable is not excessive in view of the Investor’s net worth and financial circumstances and the purchase of the Shares will not cause such commitment to become excessive. The investment is a suitable one for the Investor;

(s) The Investor understands and acknowledges that the Company is a publicly reporting company under the Securities Exchange Act of 1934, as amended, however there is no trading market for the Company’s securities and there is no guarantee that the Company’s securities will be approved for trading on a national exchange or quotation service, or that a trading market will ever develop for the Company’s securities; ;

(t) The Investor acknowledges that any estimates or forward-looking statements or projections included in the Memorandum were prepared by the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company and should not be relied upon;

(u) No oral or written representations have been made, or oral or written information furnished, to the Investor or the Advisors, if any, in connection with the offering of the Shares which are in any way inconsistent with the information contained in the Memorandum;

(v) Within five (5) days after receipt of a request from the Company, the Investor will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject;

(w) The Investor acknowledges that none of the Shares have been recommended by any federal or state securities commission or regulatory authority. In making an investment decision investors must rely on their own examination of the Company and the terms of the Offering, including the merits and risks involved. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this Subscription Agreement or the Memorandum. Any representation to the contrary is a criminal offense. The Shares are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act, and the applicable state securities laws, pursuant to registration or exemption therefrom. The Investor should be aware that it will be required to bear the financial risks of this investment for an indefinite period of time;

8

(x) (For ERISA plans only) The fiduciary of the ERISA plan represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Investor fiduciary or Plan (a) is responsible for the decision to invest in the Company; (b) is independent of the Company or any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Investor fiduciary or Plan has not relied primarily on any advice or recommendation of the Company or any of its affiliates;

(y) The Investor should check the Office of Foreign Assets Control (“OFAC”) website at <http://www.treas.gov/ofac> before making the following representations. The Investor represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/ofac>. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals1 or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists;

(z) None of: (1) the Investor; (2) any person controlling, controlled by, or under common control with, the Investor; (3) if the Investor is a privately-held entity, any person having a beneficial interest in the Investor; or (4) any person for whom the Investor is acting as agent or nominee in connection with this investment, is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph. The Investor agrees to promptly notify the Company and the Placement Agent should the Investor become aware of any change in the information set forth in these representations. The Investor understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Investor, either by prohibiting additional subscriptions from the Investor, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and the Placement Agent may also be required to report such action and to disclose the Investor’s identity to OFAC. The Investor further acknowledges that the Company may, by written notice to the Investor, suspend the redemption rights, if any, of the Investor if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company and the Placement Agent or any of the Company’s other service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs;

(aa) None of: (1) the Investor; (2) any person controlling, controlled by, or under common control with, the Investor; (3) if the Investor is a privately-held entity, any person having a beneficial interest in the Investor; or (4) any person for whom the Investor is acting as agent or nominee in connection with this investment, is a senior foreign political figure2, or any immediate family3 member or close associate4 of a senior foreign political figure, as such terms are defined in the footnotes below; and

1 These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

2 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

3 “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

4 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

9

(bb) If the Investor is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Investor receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Investor represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

(cc) The Investor acknowledges that if the Investor is a Registered Representative of a Financial Industry Regulatory Authority, Inc. (“FINRA”) member firm, the Investor must give such firm the notice required by the FINRA’s Conduct Rules, receipt of which must be acknowledged by such firm on the signature page hereof.

(dd) The Investor hereby acknowledges that neither the Company nor any persons associated with the Company who may provide assistance or advice in connection with the Offering (other than the placement agent, if one is engaged by the Company) are or are expected to be members or associated persons of members of FINRA or registered broker-dealers under any federal or state securities laws.

(ee) If the Investor is not a United States person, such Investor shall immediately notify the Company and the Investor hereby represents that the Investor is satisfied as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Subscription Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares. Such Investor’s subscription and payment for, and continued beneficial ownership of, the Shares will not violate any applicable securities or other laws of the Investor’s jurisdiction.

10

6. Indemnification. The Investor agrees to indemnify and hold harmless the Company and its respective officers, directors, employees, agents, attorneys, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all legal and other fees and expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Investor of any covenant or agreement made by the Investor herein or in any other document delivered in connection with this Subscription Agreement.

7. Irrevocability; Binding Effect. The Investor hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Investor, except as required by applicable law, and that this Subscription Agreement shall survive the death or disability of the Investor and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Investor is more than one person, the obligations of the Investor hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person's heirs, executors, administrators, successors, legal representatives, and permitted assigns.

8. Modification. This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

9. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth above, or (b) if to the Investor, at the address set forth on the signature page attached hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 9). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

10. Assignability. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Investor and the transfer or assignment of the Shares shall be made only in accordance with all applicable laws.

11

11. Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts entered into and to be wholly performed within said State. The Investor (1) agrees that any legal suit, action or proceeding arising out of or relating to this Subscription Agreement will be instituted exclusively in New York State Supreme Court, New York County, or in the United States District Court for the Southern District of New York, (2) waives any objection which the Investor may have now or hereafter to the venue of such suit, action or proceeding. The Investor further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding, in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon it, in any such suit, action, or proceeding. THE INVESTOR AGREES TO WAIVE ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SUBSCRIPTION AGREEMENT, THE MEMORANDUM OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

13. Blue Sky Qualification. The purchase of Shares under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Shares from applicable federal and state securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

14. Use of Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

15. Confidentiality. The Investor acknowledges and agrees that any information or data the Investor has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence. The Investor agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.

16. Miscellaneous.

(a) This Subscription Agreement, together with the Memorandum and other Transaction Documents, constitutes the entire agreement between the Investor and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b) The Investor’s representations and warranties made in this Subscription Agreement shall survive the execution and delivery hereof.

12

(c) Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d) This Subscription Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

(e) Each provision of this Subscription Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

(f) Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.

(g) It is agreed that a waiver by either party of a breach of any provision of this Subscription Agreement shall not operate or be construed as a waiver of any subsequent breach by that same party.

(h) The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further actions as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

[Remainder of page intentionally left blank.]

13

ANTI MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act	What is money laundering?	How big is the problem and why is it important?

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad. The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions. Since April 24, 2002 all brokerage firms have been required to have new, comprehensive anti-money laundering programs.	Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities. Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.	The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets. According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

To help you understand theses efforts, we want to provide you with some information about money laundering and our steps to implement the USA PATRIOT Act.

What are we required to do to eliminate money laundering?

Under new rules required by the USA PATRIOT Act, our anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with the new laws.

As part of our required program, we may ask you to provide various identification documents or other information. Until you provide the information or documents we need, we may not be able to effect any transactions for you.

14

AFH ACQUISITION VII, INC.
SIGNATURE PAGE TO
SUBSCRIPTION AGREEMENT

Investor hereby elects to purchase under the Subscription Agreement a total of _______ Shares, at per share purchase price of $2.00 per share or an aggregate purchase price of $_________ and executes the Subscription Agreement.

Date (NOTE: To be completed by Investor): ___________________, 2012

If the Investor is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature(s) of Investor(s)	Signature

Date	Address

If the Investor is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Name of Partnership,	Federal Taxpayer
Corporation, Limited	Identification Number
Liability Company or Trust

By:
Name:	State of Organization
Title:

Date	Address

ACCEPTANCE OF SUBSCRIPTION

The foregoing subscription is hereby accepted by AFH Acquisition VII, Inc. this ____ day of [●] 2012.

AFH ACQUISITION VII, INC.

By:
Amir H. Heshmatpour, President

15

Exhibit A

Form of Accredited Investor Questionnaire